CLEARWATER INVESTMENT TRUST

CLEARWATER CORE EQUITY FUND
CLEARWATER SMALL COMPANIES FUND
CLEARWATER TAX-EXEMPT BOND FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2017, AS SUPPLEMENTED

The date of this Supplement is September 21, 2017.

Effective September 8, 2017, the Board of Trustees has approved the termination of Keeley-Teton Advisors, LLC (“Keeley-Teton”) as a subadviser to the Clearwater Small Companies Fund (the “Small Companies Fund”). The Board of Trustees has also approved investment subadvisory agreements with two new subadvisers to the Small Companies Fund: Cooke & Bieler, L.P. and Pzena Investment Management LLC. Additionally, effective September 22, 2017, Clearwater Management Company, the investment manager of the Clearwater Investment Trust, decreased its voluntary management fee waivers for the Clearwater Core Equity Fund, the Small Companies Fund and the Clearwater International Fund.

The following changes are made to the Statement of Additional Information of the Clearwater Investment Trust:

1.	In the section titled “RISK FACTORS,” the line in the table referring to “Restructure Risk” and the paragraph titled “Restructure Risk” are deleted.

2.	The last sentence of the second paragraph under the section titled “BROKERAGE” is deleted and replaced with the following:

Each of AQR Capital Management, LLC (Core Equity Fund), Cooke & Bieler, L.P. (Small Companies Fund), Pzena Investment Management, LLC (Small Companies Fund) and WCM Investment Management (International Fund) have advised the investment manager that their respective policies are to engage in only soft commission arrangements that are within the “safe harbor” provision of Section 28(e) of the Securities Exchange Act of 1934 and are consistent with applicable regulatory guidance.

3.	The third paragraph of the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Investment Manager” is deleted and replaced with the following:

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60% and 1.00% of the net assets of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund, respectively. Effective March 16, 2015, CMC has voluntarily agreed to waive a portion of the management fee for the Clearwater Tax-Exempt Bond Fund to achieve an effective management fee rate equal to 0.34% of the Fund’s average daily net assets. Effective September 22, 2017 , CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, the Small Companies Fund and the International Fund to achieve an effective management fee rate equal to 0.38%, 1.03% and 0.68%, respectively, of each Fund’s average daily net assets. It is the investment manager’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time. The investment manager’s fees are calculated and accrued daily as a percentage of each Fund’s daily net assets, and are paid quarterly.

4.	The paragraphs relating to Keeley-Teton under the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Portfolio Subadvisers” are deleted and replaced with the following:

Cooke & Bieler, L.P. Cooke & Bieler, L.P. (“Cooke & Bieler”) is a registered investment adviser under the Advisers Act. Cooke & Bieler was founded in 1949 and is governed by the laws of the Commonwealth of Pennsylvania. Cooke & Bieler’s address is 1700 Market Street, Suite 3222, Philadelphia, PA 19103. Cooke & Bieler is an independent firm owned by its partners, one of whom is a passive external minority partner who owns 20%. Cooke & Bieler entered into a subadvisory contract dated September 11, 2017 to manage a portion of the Small Companies Fund’s portfolio. Cooke & Bieler is not affiliated with CMC or the Trust. Cooke & Bieler performs its duties and provides services subject to the oversight and supervision of CMC.

Under the terms of the Small Companies Fund subadvisory contract, Cooke & Bieler develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. Cooke & Bieler is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Cooke & Bieler under the Cooke & Bieler Agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. Cooke & Bieler is compensated out of the fees CMC receives from the Fund. The annual fee rates are listed below:

Percent	Net Assets
1.00%	First $15 million
0.765%	Next $20 million
0.7225%	Next $25 million
0.68%	All assets in excess of $60 million

The Small Companies Fund is not responsible for payment of the subadvisory fees to Cooke & Bieler.

Pzena Investment Management LLC. Pzena Investment Management LLC (“Pzena”) is a registered investment adviser under the Advisers Act. Pzena is a Delaware limited liability company formed in 1995. Pzena’s address is 320 Park Avenue, 8th Floor, New York, NY 10022. The ownership structure of Pzena consists of a holding company and sole managing member, Pzena Investment Management, Inc. (“PIM Inc.”), employee members, and other non-employee members including former employees and a director of PIM Inc. As of June 30, 2017, through direct and indirect interests, Pzena’s five named executive officers; 39 other employee members; and certain other members of Pzena, including one director of Pzena, his related entities, and certain former employees, collectively held 54.2%, 4.6%, and 15.9% of the economic interests in Pzena, respectively. Approximately 25.3% of Pzena was publicly owned through PIM Inc., a publicly traded company. Pzena entered into a subadvisory contract dated September 11, 2017 to manage a portion of the Small Companies Fund’s portfolio. Pzena is not affiliated with CMC or the Trust. Pzena performs its duties and provides services subject to the oversight and supervision of CMC.

Under the terms of the Small Companies Fund subadvisory contract, Pzena develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. Pzena is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Pzena under the Pzena Agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. Pzena is compensated out of the fees CMC receives from the Fund. CMC pays the following fee based on the Fund’s net assets under Pzena’s management: 1.00%.

The Small Companies Fund is not responsible for payment of the subadvisory fees to Pzena.

5.	The following is added to the section titled “MANAGEMENT, ADVISORY AND OTHER SERVICES – Prior Subadvisers”:

Keeley-Teton Advisors, LLC (formerly, Keeley Asset Management Corp.) (“Keeley-Teton”). Effective September 8, 2017, the subadvisory agreement with Keeley-Teton was terminated. The compensation paid to Keeley-Teton with respect to the Small Companies Fund for the year ended December 31, 2016 was 0.18% of Small Companies Fund’s average daily net assets.

Small Companies Fund was not responsible for payment of the subadvisory fees to Keeley-Teton. During the years ended December 31, 2014, 2015 and 2016, the investment manager paid subadvisory fees of $643,297, $605,528 and $544,135, respectively, to Keeley-Teton.

6.	The rows corresponding to the Small Companies Fund’s portfolio managers in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Other Accounts the Portfolio Managers are Managing” are deleted and replaced with the following:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Donald M. Cobin	Small Companies Fund

Other Registered Investment Companies: 1 fund with approximately $518.5 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $152.8 million in assets.

Other Accounts: 19 accounts with approximately $521.2 million in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Timothy P. Hasara	Small Companies Fund

Other Registered Investment Companies: none.

Other Pooled Investment Vehicles: 1 pool with approximately $41.3 million in assets.

Other Accounts: 25 accounts with approximately $451.5 million in assets.

Andrew Armstrong, CFA*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $965.1 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $330.8 million in assets.

Other Accounts: 112 accounts with approximately $3.7 billion in assets, including 8 accounts with a performance based fee and approximately $351.6 million in assets.

Steve Lyons, CFA*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $965.1 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $330.8 million in assets.

Other Accounts: 112 accounts with approximately $3.7 billion in assets, including 8 accounts with a performance based fee and approximately $351.6 million in assets.

Michael M. Meyer, CFA*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $965.1 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $330.8 million in assets.

Other Accounts: 112 accounts with approximately $3.7 billion in assets, including 8 accounts with a performance based fee and approximately $351.6 million in assets.

Edward W. O’Connor, CFA*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $965.1 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $330.8 million in assets.

Other Accounts: 112 accounts with approximately $3.7 billion in assets, including 8 accounts with a performance based fee and approximately $351.6 million in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
R. James O’Neil, CFA*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $965.1 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $330.8 million in assets.

Other Accounts: 112 accounts with approximately $3.7 billion in assets, including 8 accounts with a performance based fee and approximately $351.6 million in assets.

Mehul Trivedi, CFA*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $965.1 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $330.8 million in assets.

Other Accounts: 112 accounts with approximately $3.7 billion in assets, including 8 accounts with a performance based fee and approximately $351.6 million in assets.

William Weber, CFA*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $965.1 million in assets.

Other Pooled Investment Vehicles: 2 pools with approximately $330.8 million in assets.

Other Accounts: 112 accounts with approximately $3.7 billion in assets, including 8 accounts with a performance based fee and approximately $351.6 million in assets.

John J. Flynn*	Small Companies Fund

Other Registered Investment Companies: 13 funds with approximately $10.8 billion in assets.

Other Pooled Investment Vehicles: 27 pools with approximately $1.0 billion in assets.

Other Accounts: 128 accounts with approximately $2.3 billion in assets.

Evan D. Fox*	Small Companies Fund

Other Registered Investment Companies: 3 funds with approximately $26.5 million in assets.

Other Pooled Investment Vehicles: 9 pools with approximately $55.2 million in assets.

Other Accounts: 59 accounts with approximately $1.4 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager
Benjamin S. Silver, CFA, CPA*	Small Companies Fund

Other Registered Investment Companies: 10 funds with approximately $8.4 billion in assets.

Other Pooled Investment Vehicles: 41 pools with approximately $2.9 billion in assets.

Other Accounts: 137 accounts with approximately $7.5 billion in assets.

* Data for this portion of the table is as of June 30, 2017.

7.	The rows corresponding to the Small Companies Fund’s portfolio managers in the Conflict of Interest table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Conflicts of Interest” are deleted and replaced with the following:

Portfolio Manager	Fund	Conflict of Interest
Donald M. Cobin Timothy P. Hasara	Small Companies Fund	KCM performs investment management services for a fee to its clients on a separately-managed account basis. KCM gives advice and takes action with respect to its other clients or for the accounts of KCM or its officers, directors, employees or affiliates (“Affiliated Persons”) which may differ from the advice given or the timing or nature of action taken with respect to the Fund. Conflicts of interest may arise in the allocation of investment opportunities among accounts that KCM advises. Therefore, KCM seeks to allocate investment opportunities believed appropriate for the Fund and other accounts it advises equitably and in a manner consistent with the best interests of all accounts involved and in accordance with its trade allocation policies and procedures.
Andrew Armstrong, CFA Steve Lyons, CFA Michael M. Meyer, CFA Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA William Weber, CFA	Small Companies Fund

The portfolio managers face potential conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities for one account but not for the Fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these potential conflicts of interest, Cooke & Bieler has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Cooke & Bieler has adopted a

Portfolio Manager	Fund	Conflict of Interest

Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Funds and any personal accounts the portfolio managers may maintain.

The portfolio managers manage accounts on a team basis so the portfolio managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and Cooke & Bieler has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

John J. Flynn Evan D. Fox Benjamin S. Silver, CFA, CPA	Small Companies Fund

As a fiduciary, Pzena has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interest of its clients. Compliance with this duty can be achieved by avoiding conflicts of interest or, when impracticable to do so, by fully disclosing all material facts concerning any conflict that does arise with respect to any client and following appropriate procedures designed to minimize any such conflict. Pzena employees must try to avoid situations that have even the appearance of conflict or impropriety.

(i)       Conflicts of interest may arise where Pzena or its employees have reason to favor the interests of one client over another client. Favoritism of one client over another client constitutes a breach of fiduciary duty.

(ii)       Pzena employees are prohibited from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions, including by purchasing or selling such securities. Conflicts raised by personal security transactions also are addressed more specifically below.

(iii)       If Pzena determines that an employee’s beneficial ownership of a security presents a material conflict, the employee may be restricted from participating in any decision-making process regarding the security. This may be particularly true in the case of proxy voting and employees are expected to refer to and strictly adhere to Pzena’s proxy voting policies and procedures in this regard.

(iv)       Pzena employees are required to act in the best interests of clients regarding execution and other costs paid by clients for brokerage services. Employees are expected to refer to and strictly adhere to Pzena’s best execution policies and procedures.

(v)       “Access Persons” are not permitted to knowingly sell to or purchase from a client any security or other property, except securities issued by the client.

Pzena employees, officers and directors are prohibited from trading, either personally or on behalf of others, while in possession of

Portfolio Manager	Fund	Conflict of Interest
material, nonpublic information.

8.	The rows corresponding to the Small Companies Fund’s portfolio managers in the Compensation Structure table in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Compensation Structure” are deleted and replaced with the following:

Portfolio Manager	Fund	Compensation Structure
Donald M. Cobin Timothy P. Hasara	Small Companies Fund

KCM’s compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align its employees’ interests with those of its clients. KCM believes its measures to be highly objective and significantly driven by the performance contribution attributable to each investment professional.

Portfolio manager compensation begins with base salary and is typically augmented by both quarterly and annual bonuses. Quarterly investment performance bonuses are generally based upon the returns generated for client accounts relative to one or more identified benchmarks on a one-year basis, and also relative to industry peers on a rolling three-year basis. Other forms of variable compensation, including annual bonuses, are typically based upon the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.

Andrew Armstrong, CFA Steve Lyons, CFA Michael M. Meyer, CFA Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA William Weber, CFA	Small Companies Fund

Cooke & Bieler gives careful thought to its compensation policies, seeking to blend incentives for individual and team performance over both the short and long term with the goal of aligning its interests with those of its clients. Compensation consists of three components – base salary, bonus (tied to investment performance for the investment team), and distribution of the profits based upon a partner’s percentage ownership in the firm.

The investment team participates in a bonus pool which is allocated through a peer review process. The size of the pool varies with the overall success of the firm. Allocations among the investment team are largely determined by the investment results attributed to each individual. In order to match incentives with a long-term investment horizon, investment results are calculated using a 4-year rolling average. The years are time weighted with the trailing year weighted 40%, the prior year 30%, and years 3 and 4, 20%, and 10% respectively. Bonuses typically range from 1x to 4x one’s base salary.

Portfolio Manager	Fund	Compensation Structure
John J. Flynn Evan D. Fox Benjamin S. Silver, CFA, CPA	Small Companies Fund

Pzena’s compensation philosophy is designed to reward superior performers. The system has three elements; base salary, discretionary bonus and, as appropriate, equity ownership.

Pzena’s stated objective with regard to compensation is that superior performers should expect to receive compensation at or around the 75th percentile based on their role and experience as measured by one of the asset management industry’s largest compensation surveys. Base pay is in line with industry averages and is complemented by a discretionary bonus that is based on a blend of quantitative and qualitative measures of the portfolio managers’ bodies of work. Pzena’s investment decision-making process is driven by its focus on the question, “Would we buy the entire business at the current price?” Thus, portfolio managers are measured by whether they correctly identify the key drivers that influence a company’s earnings power, and whether they omitted anything that “should” have been known. It is important to note that Pzena completely avoids the compensation model that is driven by the performance of individual securities, as Pzena believes this leads to short-term thinking which is contrary to its value investment philosophy.

Ownership is provided to professionals who have contributed meaningfully to the long-term success of the organization. Pzena’s overriding criteria on a person’s eligibility for partnership is its Executive Committee’s assessment that it wants to work with that individual for the rest of his or her career. Consideration for ownership typically requires a period of employment of five years at Pzena. Employees invited into to the partnership generally receive an initial share grant at no cost to them, and Pzena subsequently provides several alternative ways to incent partners to exchange cash compensation for additional shares.

9.	The rows corresponding to the Small Companies Fund’s portfolio managers in the section titled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS – Share Ownership by Portfolio Managers” are deleted and replaced with the following:

Portfolio Manager	Fund	Ownership
Donald M. Cobin	Small Companies Fund	A
Timothy P. Hasara	Small Companies Fund	A
Andrew Armstrong, CFA*	Small Companies Fund	A
Steve Lyons, CFA*	Small Companies Fund	A
Michael M. Meyer, CFA*	Small Companies Fund	A
Edward W. O’Connor, CFA*	Small Companies Fund	A

Portfolio Manager	Fund	Ownership
R. James O’Neil, CFA*	Small Companies Fund	A
Mehul Trivedi, CFA*	Small Companies Fund	A
William Weber, CFA*	Small Companies Fund	A
John J. Flynn*	Small Companies Fund	A
Evan D. Fox*	Small Companies Fund	A
Benjamin S. Silver, CFA, CPA*	Small Companies Fund	A

* Data for this portion of the table is as of June 30, 2017.

10.	The section relating to Keeley-Teton under the section titled “APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES – Clearwater Small Companies Fund” is deleted and replaced with the following:

COOKE & BIELER, L.P.

PROXY POLICY

Cooke & Bieler, L.P. has a fiduciary obligation to vote client proxies in the best interest of our clients. We believe that our fiduciary duty is to protect and enhance the economic interests of the beneficial owner of the securities which are under our supervision. In determining how to vote on a particular issue, the firm will consider the opinion of management and the effect on management as well as the effect on shareholder value and the issuer’s business practices.  In addition, Cooke & Bieler will consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO, RMG or Glass Lewis), but these recommendations are not determinative.  The firm will also consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

Cooke & Bieler utilizes the services of an outside proxy firm, currently Broadridge, to act as agent for the proxy process and to maintain records on proxy votes for our clients and Glass Lewis to provide the proxy research on companies. In the rare situation where a custodian does not have a relationship with Broadridge, we may use a different proxy voting vendor but continue to use Glass Lewis as the research provider. Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients. Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

The following guidelines have been established to ensure voting which is consistent with our fiduciary responsibility. While we follow the guidelines listed below, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

I. The Board of Directors

A.       Voting on Director Nominees in Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

●	long-term corporate performance and stock price
●	composition of board and key board committees
●	nominee’s attendance at meetings
●	track record

●	if contested- background of proxy contest, qualifications of both slates of nominees, what they are offering and likelihood objectives can be met

B.      Separation of Chairman and CEO

We generally vote case-by-case shareholder proposals asking that the chairman and CEO positions be separated (independent chairman). We believe in most cases, an independent chairman would be better suited to oversee the board and the company’s management, assess performance and ensure that shareholder interests are being served. However sometimes we believe that the individual is capable of fulfilling both roles especially when the company’s performance has been strong under the leadership of this individual.

C.      Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. We believe that a majority of independent directors helps to facilitate objective decision making and enhances accountability to shareholders.

D.      Stock Ownership Requirements

We typically vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. Requiring stock ownership may limit the number of persons qualified to be on the board. We believe a director can serve the company well regardless of the extent of his or her ownership.

E.      Term of Office

We vote against shareholder proposals to limit the tenure of outside directors because this may result in prohibiting the service of directors who significantly contribute to the company’s success and represent shareholders’ interest effectively.

F.       Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

G.      Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

H.       Requiring Majority Voting for Election of Directors

We typically vote For requiring majority voting for election of directors

I.         Requiring Two Director Nominations Per Open Seat

We vote Against shareholder proposals requiring two candidates per board seat.

II. Proxy Contests

A.       Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis after reviewing:

●     the identity of the persons who will pay the expenses;

●     estimated total cost of solicitation;

●     fees to be paid to proxy solicitation firms; and

●     when applicable, terms of a proxy contest settlement.

III. Auditors

A.       Ratifying Auditors

We generally vote For ratifying auditors unless they have a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or finally if non-audit service fees are excessive.

IV. Proxy Contest Defenses

A.       Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.       Cumulative Voting

We review on a case-by-case basis proposals to permit/eliminate cumulative voting. We weigh the positive of enhancing the ability of minority shareholders to concentrate support with the negative that this may be used destructively by a minority of shareholders with extreme points of view. We consider:

●	Historical shareholder-friendliness of said corporation;

●	Past dealings with minority shareholders;

●	Conflicts of interest

C.       Shareholder Ability to Call Special Meetings

We review on a case-by-case basis proposals to permit/eliminate shareholder’s ability to call special meetings. We consider how shareholder friendly the company is as we believe that this right may be abused by special interests at the expense of the majority of shareholders.

V. Tender Offer Defenses

A.       Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a case-by-case basis shareholder proposal to redeem or ratify a company’s poison pill. We consider the trigger, value of the NOLs, terms and conditions, and shareholder protection mechanisms.

B.       Fair Price Provisions

We review on a case-by-case basis fair price proposals. We evaluate vote required to approve the proposed acquisition, the vote required to repeal the fair price provisions, and the mechanism for determining the fair price.

C.       Supermajority Shareholder Vote Requirement

We vote against management proposals to require a supermajority shareholder vote.

We vote for shareholder proposals to lower supermajority shareholder vote requirements.

VI. Miscellaneous Governance Provisions

A.       Confidential Voting

We vote for management proposals to adopt confidential voting.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follow: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

B.       Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

VII. Capital Structure

A.       Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue. We will make an assessment regarding:

●	the need for the increase;
●	the percentage increase with respect to the existing authorization;
●	voting rights of the stock;

●	overall capitalization structures;
●	board’s governance structure and practices;
●	whether company is in danger of being de-listed or if going concern is an issue.

B.       Stock Splits

We will vote for management proposals to implement a stock split.

C.       Reverse Stock Splits

We vote for management’s proposals to implement a reverse stock split. We will generally support a reverse stock split if management provides a reasonable justification for the split and if the reverse stock split would proportionately reduce number of authorized shares.

D.       Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

E.       Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

F.       Approve Distribution of Dividend

We typically vote for management proposals to distribute a dividend in which the financial stability of the company will not be affected.

VIII. Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs are designed to attract, retain and motivate talented executives and outside directors. In evaluating a pay plan, we weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

A.       Shareholder Proposals to Limit Executive and Directors Pay

We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

B.       Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

C.       Employee Stock Ownership Plans (ESOPs)

We vote review on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs.

D.       401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees since this will help attract and retain quality personnel.

E.        Pay for Superior Performance

We typically vote for proposals that incentivize company’s executives based off of performance. We consider the following factors:

●         type of industry

●         stage of business cycle

●         appropriateness of current incentive programs

●         performance of company with current incentive program

F.        Restrictions on Golden Coffin Compensations

We vote for proposals calling companies to adopt policies that require obtaining shareholder approval for payments after the death of a senior executive

We typically vote for proposals that reduce the use of golden coffin type payments.

G.       Limit Supplemental Executive Retirement Plans (SERPs)

We generally vote for proposals that require putting extraordinary benefits contained in SERP agreements to shareholder vote.

We also generally vote for shareholder proposals requesting to limit extraordinary executive benefits provided under company’s SERP.

H.       Advisory Vote on Executive Compensation

We generally vote for shareholder proposals that call for non-binding shareholder ratification of compensation of executive officers.

I.        Stock Retention/Holding Period Requirements

We evaluate on a case by case basis shareholder proposals asking companies to adopt policies requiring executive officers to retain a certain percentage of shares acquired while employed at the company. We consider the following factors:

●	actual officer stock ownership

●	degree to which current requirements differ from proponent’s suggested holding period/retention ratio

●	current and past problematic pay practices

J.       Tax Gross-Up Proposals

We generally vote against proposals calling for companies to adopt a policy providing tax gross-up payments to executives.

IX. State of Incorporation

A.       Voting on State Takeover Statues

We review on a case-by-case basis proposals to opt out of state takeover statutes. We consider the following factors:

●	the power the statute vests with the issuer’s board;

●	the potential for the statute to empower the board to negotiate a better deal for shareholders;

●	provisions incorporated.

B.       Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. A company may choose to reincorporate under the laws of a different state for many reasons, including:

●	taxation;

●	comparison of corporation laws of original state and destination state

●	the level of corporate experience of the state court;

●	reason for reincorporation

●	comparison of company’s governance practices and provisions prior to and following reincorporation.

X. Mergers and Corporate Restructurings

A.       Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the following:

●	anticipated financial and operating benefits;

●	offer price (cost vs. premium);

●	prospects of the combined companies;

●	how the deal was negotiated; and

●	changes in corporate governance and their impact on shareholder rights.

B.       Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis with the following considerations:

●	dilution of existing shareholder’s position

●	terms of the offer

●	financial and control issues

●	conflicts of interest

C.       Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on:

●	tax and regulatory advantages

●	planned use of sale proceeds

●	market focus

●	managerial incentives

●	corporate governance changes

●	capital structure changes

●	conflicts of interest

D.       Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

XI. Social and Environmental Issues

Voting on shareholder social and environmental proposals is on a case-by-case basis. We believe companies face real financial, regulatory and reputational risks from their environmental and social practices and thoughtful management of these issues is important for the creation of shareholder value over the long-term.  We expect the managements and boards of the companies in which we invest to address these issues as part of their overall risk control and firm management responsibilities.

We will typically vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder’s social and environmental concerns. We will generally vote against proposals we deem duplicative, overly burdensome or unlikely to further the long-term economic interests of shareholders.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

●	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

●	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

●	whether the proposal itself is well framed and reasonable;

●	whether implementation of the proposal would achieve the objectives sought in the proposal;

●	what other companies have done in response to the issue;

●	any recent related fines, controversies, or litigations.

XII. Conflicts of Interest

If Cooke & Bieler, L.P. has a material conflict of interest, the following four-step process will be used to address the conflict. The first step is to identify those issuers where Cooke & Bieler has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the conflict of interest may be material. The third step is to identify whether Glass Lewis also has a conflict of interest. If Glass Lewis does not have a conflict of interest, we will vote according to Glass Lewis. If Glass Lewis does have a conflict of interest we will identify another unaffiliated third party to vote the proposals according to. The fourth step is to document the conflict of interest and the resolution of the conflict.

(1) Identifying Those Issuers with which Cooke & Bieler May Have a Conflict of Interest

Cooke & Bieler will identify issuers with which it may have a conflict of interest and maintain a list of such issuers.

a.) Significant Business Relationships – Cooke & Bieler will maintain a list of issuers with which we may have a significant business relationship, for example, where we also manage a pension plan whose management is soliciting proxies. For this purpose, a “significant business relationship” is one that: (1) represents 5% or $1,000,000 of Cooke & Bieler’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to Cooke & Bieler but is otherwise determined by us to be significant, for example:

●	Cooke & Bieler has a significant relationship with a particular company which may create an incentive for Cooke & Bieler to vote in favor of management.

b.) Significant Personal/Family Relationships – Cooke & Bieler will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how Cooke & Bieler votes proxies. To identify any such relationships, we will obtain information on an annual basis about any significant personal/family relationship between any employees of Cooke & Bieler who is involved in the proxy voting process.

c.) Contact with Proxy Voting Employees – Cooke & Bieler will attempt to prevent employees who are not involved in the proxy voting process from trying to influence how Cooke & Bieler votes any proxy. If a person employed by Cooke & Bieler and not involved in the proxy voting process contacts anyone for the purpose of influencing how a proxy is voted, the member will immediately contact the Compliance Officer who will determine: (1) whether Cooke & Bieler should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, anyone who was contacted should remove himself/herself from all further matters regarding the proxy.

d.) Duties of the Proxy Voting Employees – Cooke & Bieler has a duty to make reasonable investigation of information relating to conflicts of interest. Absent actual knowledge, we are not required to investigate possible conflicts involving Cooke & Bieler where the information is non-public or otherwise not readily available.

In connection with the consideration of any proxy voting matters under this policy, employees who vote proxies have a duty to disclose any material conflicts of interest of which the member has actual knowledge but which have not been identified pursuant to this policy.

(2) Identifying Those Proxy Proposals Where Cooke & Bieler’s Conflict is Material

If Cooke & Bieler receives a proxy relating to an issuer with which it has a conflict of interest (as determined above), Cooke & Bieler will then determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then Cooke & Bieler can vote the proxy in accordance with its proxy voting procedures; if so, Cooke & Bieler will vote according to an independent third party, currently Glass Lewis, after confirming that they do not have a conflict of interest.

a.) Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for Cooke & Bieler, unless they have actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

b.) Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for Cooke & Bieler, unless the firm determines that Cooke & Bieler’s conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

c.) Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the firm may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, they must conclude that a proposal is not directly related to Cooke & Bieler’s conflict with the issuer. The firm shall record in writing the basis for any such determination.

(3) Determining How to Vote Proxies Involving a Material Conflict of Interest

For any proposal where Cooke & Bieler has a material conflict of interest, we will vote according to an independent third party, currently Glass Lewis, to vote the specific proposals that involve a conflict. If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals.

These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(4) Proxy Voting Process

1.	Broadridge will reroute proxy materials for our clients that were historically sent to custodian banks and incorporate that information onto the ProxyEdge system.

2.	When a new account is opened and the contract states Cooke & Bieler is responsible for voting proxies, Cooke & Bieler will fill out an account registration form with Broadridge including custodian name and account information. Broadridge will then email or fax the form to the custodian for approval. Once Broadridge receives approval they can setup the account on ProxyEdge and start rerouting proxy materials as described in (1).

3.	Broadridge will determine client accounts that receive ballots and match the ballots to the correct account.

4.	The designated proxy person forwards all meeting material, including agenda items and Glass Lewis research as well as Taft Hartley research, to the responsible portfolio manager for review.

5.	Absent material conflicts, the responsible portfolio manager will determine how the firm should vote the proxy in the best interest of our clients.

6.	The designated proxy person will vote the proxy according to the portfolio manager’s directions on a secure proprietary website, ProxyEdge.

7.	For custodians who do not have a relationship with Broadridge, about 1% of custodians, Cooke & Bieler will vote with the proxy voting vendor that the custodian uses according to the portfolio manager’s directions and then incorporate that voting history onto the ProxyEdge platform.

(5) Responsibilities

Broadridge is responsible for notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples above); maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and policies and procedures.

The operations department is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting.

PZENA INVESTMENT MANAGEMENT, LLC

PROXY VOTING, CLASS ACTIONS, & CORPORATE ACTIONS

Revised February 2015

Introduction

As a registered investment adviser, Pzena Investment Management, LLC (“PIM” or “the Firm”) is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed. The following policies and procedures have been established to ensure decision making consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM’s general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

I.            Proxy Voting Procedures

A.          ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services (“ISS”). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed client accounts. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS’ recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B.           Compliance Procedures

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Directors of Research are responsible for monitoring the PIM Analyst’s compliance with such procedures when voting. The Chief Compliance Officer (“CCO”) is responsible for monitoring overall compliance with these procedures.

C.           Voting Procedures

1.        Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the Firm’s CCO, or her designee, who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.* The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, fill out the disclosure of personal holdings form, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Investment Officers and/or Directors of Research and the Chief Investment Officers and/or Directors of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Investment Officers and/or Directors of Research agree with the Analyst recommendation and determine that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or emailing such documentation to the Proxy Coordinator and CCO for filing.) When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS system.

2.        Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and places its client’s interests before the interests of the Firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a.           PIM has identified the following areas of potential concern:

●       Where PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

●       Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

●       Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

*	A separate ballot and vote record form may be included in the folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

●       Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b.	To address the first potential conflict identified above, PIM’s CCO, or designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s CCO, or designee, who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or designee, will note this in the folder so that the PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c.	To address the second potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients. If the proponent of a shareholder proposal is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d.	To address the third potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e.	To address the fourth potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f.	The following special rules shall apply when a conflict is noted in the folder:

i.       In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii.       The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii.       If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv.       If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

v.       In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi.       In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Directors of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation, and PIM’s recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

PIM will always defer to ISS when it votes a proxy of company shares accepted as a client accommodation, where said shares will not be held as part of the managed portfolio.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.

3.       Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each folder), and the Directors of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a.           Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b.           Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i.	With respect to incentive option arrangements:

●	The proposed plan is in excess of 10% of shares, or

●	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

●	The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

●	The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii.	With respect to severance, golden parachute or other incentive compensation arrangements:

●	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

●	The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-

case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

●	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

c.           PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans. In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans. However, PIM may oppose these proposals if PIM deems that the proposal:

i.	restricts the company’s ability to hire new, suitable management, or

ii.	restricts an otherwise responsible management team in some other way harmful to the company.

d.           Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e.           Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f.            Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g.           Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. h. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i.            Oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j.            Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

●	PIM generally will vote against auditors and withhold votes from Audit Committee members if Nonaudit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

−	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

−	Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

−	Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

●	PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

●	PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

●	PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

●	In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions. When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS’ opinions and recommendations, but will vote on the issue based on PIM’s assessment of the matter and independently of ISS’ criteria.

●	PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

●	PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k.           Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l.           Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so. However, on a CASE-BY-CASE basis as determined by the Research Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m.          PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’ recommendations, however, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM’s clients and not PIM control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts.

4.            Return Proxies

The Chief Compliance Officer or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

5.            Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

6.            Recordkeeping

A.           PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B.           PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.	Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.	Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.	The vote cast for each proposal overall as well as by account.

iv.	Records of any correspondence made regarding specific proxies and the voting thereof.

v.	Records of any reasons for deviations from broad voting guidelines.

vi.	Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.	A record of proxies that were not received, and what actions were taken to obtain them.

viii.	Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

7.            Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee. This committee consists of one of PIM’s Directors of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

II.           Corporate Actions

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spinoffs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers,).corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. , On a daily basis, a file of PIM’s security holdings is sent to a third-party provider, Xcitek, via an automated upload which then returns corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and some mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions - The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken in each voluntary corporate action received. In some instances the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in particular corporate actions. Operations personnel will then notify each custodian banks, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been effected and verified, the event is processed in the portfolio accounting system. A log of all holdings information related to the corporate action is maintained for each portfolio before the corporate action, as well as after, in order to confirm accuracy of processing.

III.          Class Actions

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

11.	On the penultimate page of the SAI, the information under “CLEARWATER INVESTMENT TRUST – Clearwater Small Companies Fund Subadvisers” is deleted and replaced with the following:

Kennedy Capital Management, Inc.

10829 Olive Boulevard

St. Louis, MO 63141-7739

Cooke & Bieler, L.P.

1700 Market Street, Suite 3222

Philadelphia, PA 19103

Pzena Investment Management LLC

320 Park Avenue, 8th Floor

New York, NY 10022

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.